CGM REALTY FUND

SCHEDULE OF INVESTMENTS as of March 31, 2020

(unaudited)

COMMON STOCKS — 96.2% OF TOTAL NET ASSETS

REAL ESTATE INVESTMENT TRUSTS — 52.7%	Shares	Value(a)
Data Centers — 3.5%
Equinix, Inc.	20,000	$12,491,400

Industrial — 5.4%
Innovative Industrial Properties, Inc.	255,000	19,362,150

Infrastructure — 6.2%
American Tower Corporation	75,000	16,331,250
Crown Castle International Corp.	40,000	5,776,000
		22,107,250
Office and Industrial — 5.0%
Alexandria Real Estate Equities, Inc.	115,000	15,761,900
Boston Properties, Inc.	20,000	1,844,600
		17,606,500
Residential — 2.1%
Invitation Homes Inc.	350,000	7,479,500

Retail — 1.3%
SITE Centers Corp.	870,000	4,532,700

Self Storage — 14.3%
CubeSmart	600,000	16,074,000
Extra Space Storage Inc.	175,000	16,758,000
Public Storage	90,000	17,874,900
		50,706,900
Specialty — 14.0%
CoreCivic, Inc.	2,095,000	23,401,150
The GEO Group, Inc.	2,157,000	26,229,120
		49,630,270
Timber — 0.9%
Weyerhaeuser Company	200,000	3,390,000

TOTAL REAL ESTATE INVESTMENT TRUSTS (Identified cost $239,816,027)		187,306,670

OTHER COMMON STOCKS — 43.5%
Housing and Building Materials — 43.5%
D.R. Horton, Inc.	540,000	18,360,000
KB Home	1,000,000	18,100,000
Lennar Corporation	450,000	17,190,000
LGI Homes, Inc. (b)	380,000	17,157,000
M.D.C. Holdings, Inc.	730,000	16,936,000
Meritage Homes Corporation (b)	450,000	16,429,500
NVR, Inc. (b)	4,000	10,276,440
PulteGroup, Inc.	540,000	12,052,800
Taylor Morrison Home Corporation (b)	1,155,000	12,705,000
TRI Pointe Group, Inc. (b)	1,720,000	15,084,400
TOTAL OTHER COMMON STOCKS (Identified cost $277,086,076)		154,291,140
TOTAL COMMON STOCKS (Identified cost $516,902,103)		341,597,810

SHORT-TERM INVESTMENT — 5.8% OF TOTAL NET ASSETS	Face Amount
Tri-party Repurchase Agreement with Fixed Income Clearing Corporation, dated 03/31/2020 at 0.00% to be repurchased at $20,585,000 on 04/01/2020 collateralized by $18,770,000 U.S. Treasury Note, 2.50% due 02/28/2026 valued at $21,007,665 including interest. (Cost $20,585,000)(c)	$20,585,000	20,585,000

TOTAL INVESTMENTS — 102.0% (Identified cost $537,487,103)(d)	362,182,810
Cash and receivables	13,815,772
Liabilities	(20,954,008)
TOTAL NET ASSETS — 100.0%	$355,044,574

(a)	Security valuation — Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees (the “Board”). Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (“OTC”) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For securities with no sale reported, the last reported bid price is used. Corporate debt securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. United States government debt securities are valued at the current closing bid, as last reported by a pricing service approved by the Board.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board. For example, when developments occur between the close of a market and the close of the New York Stock Exchange ("NYSE") that may materially affect the value of some or all of the securities, or when trading in a security is halted, these procedures may be used. The frequency with which these procedures are used is unpredictable. These valuation procedures may result in a change to a particular security’s assigned level within the fair value hierarchy described below. The value of securities used for net asset value (“NAV”) calculation under these procedures may differ from published prices for the same securities.

The Fund may use valuation techniques consistent with the market, income, and cost approach to measure fair value. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts (cash flows, earnings) to a single present amount. The cost approach is based on the amount that currently would be required to replace the service capacity of an asset. To increase consistency and comparability in fair value measurements and related disclosure, the Fund utilizes a fair value hierarchy which prioritizes the various inputs to valuation techniques used to measure fair value into three broad levels:

•	Level 1 - Prices determined using: quoted prices in active markets for identical securities that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 - Prices determined using: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.).
•	Level 3 - Prices determined using: significant unobservable inputs, including the Fund’s own assumptions and judgment in determining the fair value of investments. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available in the circumstances. Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by Capital Growth Management Limited Partnership, the Fund’s investment adviser (“CGM”). Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2020:

	Valuation Inputs
Classification	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Investments in Securities-Assets
Common Stocks*	$341,597,810	—	—
Short-Term Investment
Repurchase Agreement	—	$20,585,000	—
Total:	$341,597,810	$20,585,000	—

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

(b)	Non-income producing security.

(c)	The Fund enters into repurchase agreements, under the terms of a Master Repurchase Agreement, secured by U.S. Government or Agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed upon date and price. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. Consequently, there may be possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. Upon an event of default under the Master Repurchase Agreement, the Fund would attempt to exercise its rights with respect to the underlying security, including taking possession of the cash and/or collateral provided by the seller. At March 31, 2020, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

(d)	Federal Tax Information: At March 31, 2020, the net unrealized depreciation on investments based on cost of $557,315,847 for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$6,380,886
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(201,513,923)
$(195,133,037)

The cost basis and unrealized appreciation/(depreciation) for the Schedule of Investments and tax purposes differ due to differing treatments of wash sale losses deferred.

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent financial statements included in its semiannual or annual report, which can be found on the CGM Funds’ website, www.cgmfunds.com.